                                                                   EXHIBIT 99(a)


                  THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M.,
       NEW YORK CITY TIME, ON NOVEMBER 14, 1997 (THE "EXPIRATION DATE"),
                     UNLESS EXTENDED BY INSILCO CORPORATION

                              INSILCO CORPORATION
                             LETTER OF TRANSMITTAL
                                      FOR
                           TENDER OF ALL OUTSTANDING
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2007
                                IN EXCHANGE FOR
                   10 1/4% SENIOR SUBORDINATED NOTES DUE 2007

                         THE EXCHANGE OFFER WILL EXPIRE
    AT 5:00 P.M., NEW YORK CITY TIME, ON NOVEMBER 14, 1997, UNLESS EXTENDED. AS DESCRIBED HEREIN, WITHDRAWAL RIGHTS WITH RESPECT TO THE EXCHANGE OFFER
         ARE EXPECTED TO EXPIRE AT THE EXPIRATION OF THE EXCHANGE OFFER

                                EXCHANGE AGENT:

                              THE BANK OF NEW YORK


  By Hand or Overnight Courier:    By Registered or Certified Mail:           By Facsimile:
       The Bank of New York              The Bank of New York
        101 Barclay Street             101 Barclay Street -- 7E               (212) 815-6339
 Corporate Trust Services Window       New York, New York 10286
           Ground Level                 Attention: Odell Romeo           Confirm by telephone to:
     New York, New York 10286           Reorganization Section
      Attention: Odell Romeo                                                  (212) 815-6337
      Reorganization Section


     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.


     The undersigned acknowledges receipt of the Prospectus, dated October 15, 1997 (the "Prospectus"), of Insilco Corporation (the "Company") which, together with this Letter of Transmittal (the "Letter of Transmittal"), constitute the Company's offer (the "Exchange Offer") to exchange U.S. $1,000 principal amount of a new series of 10 1/4% Senior Subordinated Notes Due 2007 (the "New Notes") of the Company for each U.S. $1,000 principal amount of outstanding 10 1/4% Senior Subordinated Notes Due 2007 (the "Old Notes") of the Company. The terms of the New Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Old Notes for which they may be exchanged pursuant to the Exchange Offer, except that (i) the New Notes will have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and, therefore, will not bear legends restricting the transfer thereof and (ii) holders of the New Notes will not be entitled to certain rights of holders of the Old Notes under a registration rights agreement which will terminate upon consummation of the Exchange Offer. Following the consummation of the Exchange Offer, neither the Old Notes nor the New Notes will be entitled to the contingent increase in interest rate provided pursuant to the Indenture and the Old Notes. Following the consummation of the Exchange Offer, holders of Old Notes and New Notes will not have any further registration rights, and the Old Notes will continue to be subject to certain restrictions on transfer.


     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS


                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.


     THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED, QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.
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                   DESCRIPTION OF OLD NOTES TENDERED HEREWITH

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                  NAME(S) AND ADDRESS(ES) OF                                          AGGREGATE PRINCIPAL
                     REGISTERED HOLDER(S)                           CERTIFICATE        AMOUNT REPRESENTED     PRINCIPAL AMOUNT
                       (PLEASE FILL IN)                              NUMBER(S)            BY OLD NOTES           TENDERED*
 ------------------------------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------
                                                                       TOTAL
 ------------------------------------------------------------------------------------------------------------------------------

 * Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by the Old Notes. See
   Instruction 2.
================================================================================

     This Letter of Transmittal is to be used if certificates for Old Notes are to be forwarded herewith.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Old Notes are registered or any other person who has obtained a properly completed bond power from the registered holder.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures."

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
    GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

  Name of Registered Holder(s):
                         -------------------------------------------------------

  Name of Eligible Institution that Guaranteed Delivery:
                                        ----------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL
    COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

  Name: ------------------------------------------------------------------------

  Address:
        ------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the above-described principal amount of Old Notes. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the undersigned in connection with the Exchange Offer) to cause the Old Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Old Notes and to acquire New Notes issuable upon the exchange of such tendered Old Notes, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of tendered Old Notes or to transfer ownership of such Old Notes on the account books maintained by The Depository Trust Company (the "DTC").

     The undersigned acknowledges that this Offer is being made in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC") that the New Notes issued pursuant to the Exchange Offer in exchange for the Old Notes may be offered for resale, resold and otherwise transferred by holders thereof (other than broker-dealers, as set forth below, and any such holder which is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement or understanding with any person to participate in the distribution of such New Notes.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer -- Conditions of the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company) as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Notes tendered hereby and, in such event, the Old Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

     By tendering, each Holder of Old Notes represents to the Company that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such Holder, (ii) neither the Holder of Old Notes nor any such other person is participating in, intends to participate in or has an arrangement or understanding with any person to participate in, the distribution of such New Notes, (iii) if the Holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the Holder nor any such other person is engaged in or intends to participate in a distribution of the New Notes and (iv) neither the Holder nor any such other person is an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act. If the tendering Holder tenders Old Notes with the intention of participating, or for the purpose of participating, in the distribution of the New Notes, it acknowledges that it may not rely upon certain interpretations by the staff of the SEC described in the Exchange Offer, and that, in the absence of an exemption therefrom, it must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction, and any such secondary resale transaction must be covered by an effective registration statement containing the selling securityholder information required by Item 507 of Regulation S-K under the Securities Act. If the tendering Holder is a broker-dealer (whether or not it is also an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act) that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes. By acknowledging that it will deliver and by delivering a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes, the undersigned is not deemed to admit that it is an "underwriter" within the meaning of the Securities Act.


     All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned. Tendered Old Notes may be withdrawn at any time prior to 5:00 p.m., New York City time on the Expiration Date.


     Certificates for all New Notes delivered in exchange for tendered Old Notes and any Old Notes delivered herewith but not exchanged, in each case registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

                         TENDERING HOLDER(S) SIGN HERE

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           SIGNATURE(S) OF HOLDER(S)

Dated:
--------------------------- , 199
-

(Must be signed by registered Holder(s) exactly as name(s) appear(s) on certificate(s) for Old Notes or by any person(s) authorized to become registered Holder(s) by endorsements and documents transmitted herewith. If signature by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person.) See Instruction 3.

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity (full title):
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

Area Code and Telephone No:
--------------------------------------------------------------------------------
                                         TAX IDENTIFICATION NO.

                           GUARANTEE OF SIGNATURE(S)
                       (IF REQUIRED -- SEE INSTRUCTION 3)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Area Code and Telephone No.:
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Dated:
--------------------------- , 199
-

                                     BOX 3

                    TO BE COMPLETED BY ALL TENDERING HOLDERS

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PAYOR'S NAME: INSILCO CORPORATION
----------------------------------------------------------------------------------------------------------

 SUBSTITUTE                    Part 1-PLEASE PROVIDE YOUR TIN IN THE BOX AT ------------------------------
 FORM W-9                      RIGHT AND CERTIFY BY SIGNING AND DATING      Social Security Number or
 DEPARTMENT OF THE TREASURY    BELOW                                        Employee Identification Number
 INTERNAL REVENUE SERVICE
                              ----------------------------------------------------------------------------
 PAYER'S REQUEST FOR TAXPAYER  Part 2 -- Check the box if you are NOT subject to back-up withholding
 IDENTIFICATION NUMBER (TIN)  under the provisions of Section 3406(a)(1)(C) of the Internal Revenue
                              Code because (1) you have not been notified that you are subject to back-up withholding as a result of failure to report all interest or dividends, (2) the Internal Revenue Service has notified you that you are no longer subject to back-up withholding or (3) you are exempt.
                             --------------------------------------------------------------------------
                                      CERTIFICATE -- UNDER THE PENALTIES OF PERJURY, I       PART 3
                                      CERTIFY THAT THE INFORMATION PROVIDED ON THIS FORM IS  CHECK IF
                                      TRUE, CORRECT AND COMPLETE.                            AWAITING TIN
                                      SIGNATURE  DATE                                        [ ]
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                                     BOX 4



--------------------------------------------------------
             SPECIAL ISSUANCE INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if certificates for Old
    Notes in a principal amount not tendered, or New
    Notes are to be issued in the name of someone other than the person whose signature appears in Box 2.

    Issue and deliver:

    (check appropriate boxes)

    [ ] Old Notes not tendered

    [ ] New Notes, to:
                         Name:
    ------------------------------------------------
                 (PLEASE TYPE OR PRINT)
    Please complete the Substitute form W-9 at Box 3
    Tax I.D. or Social Security Number:
                                           ---------
--------------------------------------------------------



                                     BOX 5



--------------------------------------------------------
             SPECIAL DELIVERY INSTRUCTIONS
               (SEE INSTRUCTIONS 3 AND 4)

    To be completed ONLY if certificates for Old
    Notes in a principal amount not tendered, or New
    Notes, are to be delivered to someone other than the person whose signature appears in Box 2 or to an address other than that shown in Box 1.

    Deliver:

    (check appropriate boxes)

    [ ] Old Notes not tendered

    [ ] New Notes, to:
                         Name:
    ----------------------------------------------------
                 (PLEASE TYPE OR PRINT)
    Address:
             ---------------------------------------

             ---------------------------------------

---------------------------------------------------------

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

---------------------------------------------------------
                                      GIVE THE
FOR THIS TYPE OF ACCOUNT:             SOCIAL SECURITY
                                      NUMBER OF--
---------------------------------------------------------
  1. An individual's account          The individual
  2. Two or more individuals (joint   The actual owner of
     account)                         the account or, if
                                      combined funds, any
                                      one of the
                                      individuals(1)
  3. Husband and wife (joint          The actual owner of
     account)                         the account or, if
                                      joint funds, either
                                      person(1)
  4. Custodian account of a minor     The minor(2)
     (Uniform Gift to Minors Act)
  5. Adult and minor (joint account)  The adult or, if
                                      the minor is the
                                      only contributor,
                                      the minor(1)
  6. Account in the name of guardian  The ward, minor, or
     or committee for a designated    incompetent
     ward, minor, or incompetent      person(3)
     person
  7. a. The usual revocable savings   The grantor-
        trust account (grantor is     trustee(1)
        also trustee)
     b. So-called trust account that  The actual owner(1)
     is not a legal or valid trust
        under State law
  8. Sole proprietorship account      The owner(4)

---------------------------------------------------------
                                      GIVE THE
FOR THIS TYPE OF ACCOUNT:             SOCIAL SECURITY
                                      NUMBER OF--
---------------------------------------------------------
  9. A valid trust, estate, or        The legal entity
     pension trust                    (Do not furnish the
                                      identifying number
                                      of the personal
                                      representative or
                                      trustee unless the
                                      legal entity itself
                                      is not designated
                                      in the account
                                      title.)(5)
 10. Corporate account                The corporation
 11. Religious, charitable, or        The organization
     educational organization
     account
 12. Partnership account held in the  The partnership
     name of the business
 13. Association, club, or other      The organization
     tax-exempt organization
 14. A broker or registered nominee   The broker or
                                      nominee
 15. Account with the Department of   The public entity
     Agriculture in the name of a
     public entity (such as a State
     or local government, school
     district, or prison) that
     receives agricultural program
     payments
---------------------------------------------------------


(1) List first and circle the name of the person whose number you furnish.
(2) Circle the minor's name and furnish the minor's social security number.
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's social security number.
(4) Show the name of the owner.
(5) List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                         NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING

Payees specifically exempted from backup withholding on ALL payments include the following:

  - A corporation.
  - A financial institution.
  - An organization exempt from tax under section 501(a), or an individual retirement plan.
  - The United States or any agency or instrumentality thereof.
  - A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
  - A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
  - An international organization or any agency or instrumentality thereof.
  - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
  - A real estate investment trust.
  - A common trust fund operated by a bank under section 584(a).
  - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(I).
  - An entity registered at all times under the Investment Company Act of 1940. A foreign central bank of issue.
  Payments of dividends and patronage dividends not generally subject to backup withholding include the following: Payments to nonresident aliens subject to withholding under section 1441.
  - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.
  - Payments of patronage dividends where the amount received is not paid in money.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
  Payments of interest not generally subject to backup withholding include the following:
  - Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
  - Payments of tax-exempt interest (including exempt-interest dividends under section 852).
  - Payments described in section 6049(b)(5) to nonresident aliens.
  - Payments on tax-free covenant bonds under section 1451.
  - Payments made by certain foreign organizations.
  - Payments made to a nominee.
Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, AND RETURN IT TO THE PAYER. IF THE PAYMENTS ARE INTEREST, DIVIDENDS, OR PATRONAGE DIVIDENDS, ALSO SIGN AND DATE THE FORM.

  Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under sections 6041, 6041A(a), 6045, and 6050A.

  PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payee. Certain penalties may also apply.

PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER.--If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) CIVIL PENALTY FOR FALSE INFORMATION WITH RESPECT TO WITHHOLDING.--If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.
(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION.--Falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.

                                  INSTRUCTIONS

                    FORMING PART OF THE TERMS AND CONDITIONS
                             OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES. Certificates for all physically delivered Old Notes, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SUCH DELIVERY IS BY MAIL IT IS RECOMMENDED THAT REGISTERED MAIL PROPERLY INSURED, WITH RETURN RECEIPT REQUESTED, BE USED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSUME DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. THIS LETTER OF TRANSMITTAL AND THE OLD NOTES SHOULD NOT BE SENT TO THE COMPANY. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE ABOVE TRANSACTIONS FOR SUCH HOLDERS.

     Holders whose Old Notes are not immediately available or who cannot deliver their Old Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date may tender their Old Notes pursuant to the guaranteed delivery procedure set forth in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange Offer -- Guaranteed Delivery Procedures." Pursuant to such procedure: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a letter, telegram or facsimile transmission setting forth the name and address of the tendering Holder, the name(s) in which such Old Notes are registered, and the certificate numbers of the Old Notes to be tendered; and
(iii) all tendered Old Notes as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal must be received by the Exchange Agent within three business days after the date of execution of such letter, telex, telegram or facsimile transmissions, all as provided in the Prospectus under the caption "The Exchange Offer -- Terms of the Exchange
Offer -- Guaranteed Delivery Procedures."

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Notes for exchange.

     2. PARTIAL TENDERS; WITHDRAWALS. Tenders of Old Notes will be accepted in denominations of U.S. $1,000 and integral multiples in excess thereof. If less than the entire principal amount of Old Notes evidenced by a submitted certificate is tendered; the tendering Holder must fill in the principal amount tendered in the box entitled "Principal Amount Tendered." A newly issued certificate for the principal amount of Old Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Old Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tenders of Old Notes pursuant to the Exchange Offer are irrevocable, except that Old Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date. To be effective, a written, telegraphic, telex or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Old Notes to be withdrawn, the certificate numbers and designation of the Old Notes to be withdrawn, the principal amount of Old Notes delivered for exchange, a statement that such a Holder is withdrawing its election to have such Old Notes exchanged, and the name of the registered Holder of such Old Notes, and must be signed by the Holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Old Notes being withdrawn. If Old Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Old Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. The Exchange Agent will return the properly withdrawn Old Notes promptly following receipt of notice of withdrawal. Properly withdrawn Old Notes may be retendered by following one of the procedures described in the Prospectus under the caption "The Exchange Offer -- Procedures for Tendering Old Notes" at any time prior to the Expiration Date.

     3. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the registered Holder(s) of the Old Notes tendered hereby, the Signature must correspond with the name(s) as written on the face of certificates without alteration, enlargement or change whatsoever.

     If any of the Old Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Notes.

     When this Letter of Transmittal is signed by the registered Holder or Holders of Old Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of the Old Notes listed, such Old Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered Holder or Holders, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the Old Notes.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

     Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Old Notes are tendered: (i) by a registered Holder of such Old Notes; or (ii) for the account of any Eligible Institution.

     4. TRANSFER TAXES. The Company shall pay all transfer taxes, if any, applicable to the exchange of Old Notes pursuant to the Exchange Offer. If, however, certificates representing New Notes, or Old Notes for principal amounts not tendered or accepted for exchange, are to be delivered to, or are to be issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if a transfer tax is imposed for any reason other than the exchange of Old Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

     Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Old Notes listed in this Letter of Transmittal.

     5. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

     6. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     7. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address specified in the Prospectus.

     8. IRREGULARITIES. All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Notes will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the absolute right to waive any irregularities or conditions of tender as to the particular Old Notes covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

     9. DEFINITIONS. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH CERTIFICATES FOR OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO 5:00 P.M., NEW YORK CITY TIME ON THE EXPIRATION DATE.